iShares®

iShares Trust

iShares, Inc.

Supplement dated December 14, 2007

to the Prospectuses for all series of

iShares Trust and iShares, Inc.

The information in this Supplement updates information in, and should be read in conjunction with, each Prospectus.

Effective December 14, 2007, the E-mail address on the back cover that shareholders may use if they have any questions or wish to obtain the Statement of Additional Information, Semi-Annual or Annual report free of charge, is hereby deleted and replaced by the following:

E-mail: iSharesETFs@barclaysglobal.com

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-A-450-12007

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE